Exhibit 10.1

Confidential materials omitted and filed
separately with the Securities and Exchange
Commission. Asterisks denote such omission

[Logo]
CONSTELLATION

THE CONSTELLATION BRANDS, INC.

ANNUAL MANAGEMENT INCENTIVE PLAN

2006 FISCAL YEAR AWARD PROGRAM

CONSTELLATION BRANDS, INC.

ANNUAL MANAGEMENT INCENTIVE PLAN
2006 FISCAL YEAR AWARD PROGRAM

TABLE OF CONTENTS

Paragraph		Page

1.	PROGRAM OBJECTIVES........................................................................................................................................................	1

2.	PROGRAM ADMINISTRATION.............................................................................................................................................	1

3.	PROGRAM PARTICIPATION.................................................................................................................................................	1

4.	TERMINATION OF EMPLOYMENT......................................................................................................................................	2

5.	AWARD LEVELS.....................................................................................................................................................................	2

6.	PERFORMANCE TARGETS....................................................................................................................................................	4

7.	AWARD ADJUSTMENTS........................................................................................................................................................	4

8.	EFFECT OF MERGER, ACQUISITION, REORGANIZATION, ETC.....................................................................................	4

9.	PAYMENT OF AWARDS........................................................................................................................................................	5

10.	ASSIGNMENT..........................................................................................................................................................................	5

11.	EMPLOYMENT RIGHT...........................................................................................................................................................	5

12.	WITHHOLDING FOR TAXES.................................................................................................................................................	5

13.	SPECIAL RULES FOR CERTAIN EXECUTIVES...................................................................................................................	5

14.	DEFINITIONS..........................................................................................................................................................................	6

CONSTELLATION BRANDS, INC.
ANNUAL MANAGEMENT INCENTIVE PLAN
2006 FISCAL YEAR AWARD PROGRAM

Purpose:
This document is intended to describe parameters for making incentive awards for the period commencing March 1, 2005 and ending February 28, 2006 during the Company’s 2006 fiscal year (the “Program”). The Company has adopted the Annual Management Incentive Plan (the “Plan”) which authorizes the Company to grant incentive compensation to certain employees. All awards granted under Section 13 of the Program will be granted pursuant and subject to the terms of the Plan.

1.	PROGRAM OBJECTIVES

The objectives of the Program are to:

A.	Support the Company’s annual planning, budget and strategic planning process;

B.	Provide compensation opportunities which are competitive with those of other beverage alcohol or industry related companies in order to attract and retain key executives and management employees;

C.	Motivate executives to achieve profit and other key goals of the Company;

D.	Control overhead by designating a portion of annual compensation as a variable rather than fixed expense.

2.	PROGRAM ADMINISTRATION

A.
The Human Resources Committee (the “Committee”) of the Company’s Board of Directors is responsible for determining which employees shall receive awards and the amounts, terms and conditions of all awards under the Program. The Committee will delegate certain administrative duties to the Executive Vice President, Chief Human Resources Officer.

B.	Decisions and determinations by the Committee will be final and binding upon all persons, including, but not limited to, participants and their personal representatives, heirs and assigns.

C.
This Program creates no vested or contractual right to the compensation provided herein. The Committee shall have the authority to interpret, amend or cancel the Program at any time, or to make any other determinations that it believes necessary or advisable for the administration of the Program. The Committee’s authority includes the power, in its sole discretion, to reduce the amount of or eliminate an Award payable to a participant.

3.	PROGRAM PARTICIPATION

A.
The Committee is responsible for determining who may participate in the Program. The Company will provide a written recommendation to the Committee of the employees who he believes should be included in the Program for a Plan Year. Generally, Awards will be made to employees who the Committee believes are in a position to make significant contributions to the financial success of the Company.

B.	The participants for the Plan Year are identified in Schedules A and A2. These schedules may be revised at any time during the year, as appropriate.

C.
Participants may be added to the Program at any time during a Plan Year provided that such addition occurs before December of the Plan Year. In this case, a participant’s Salary for purposes of determining an Award shall be prorated for the period remaining in the Plan Year. For purposes of proration, a participant shall be given credit for the entire month of any month in which the participant participates in the Program.

4.	TERMINATION OF EMPLOYMENT

A.
In the event that a participant terminates employment for reasons other than death, Disability, Retirement or involuntary termination without Cause during a Plan Year, the participant will forfeit all rights to an Award with respect to that Plan Year.

B.
In the event that a participant terminates employment for reasons of death, Disability, Retirement, or involuntary termination without Cause, a ratable portion of any applicable Award may be paid, subject to the attainment of the applicable performance target. The ratable portion of the Award shall be determined by multiplying the Award by a fraction the numerator of which is the number of full or partial months during the Plan Year during which the participant was employed and the denominator of which is twelve. Such amount will be paid at the same time as when Awards are paid to other participants.

5.	AWARD LEVELS

A.	The amount of a participant’s Award will be calculated based on three variables: the participant’s management position, Salary and achieved performance for the Plan Year.

B.	Each participant will be assigned to a certain category (“Participation Category”) based on the participant’s management position in the Company (see Schedules A and A2).

C.
The Committee has established performance targets for each participant that are based on one or more of the following: a Corporate financial performance target (“Corporate Target”), a Division/Company financial performance target (“Divisional Target”), an individual performance target (“Individual Target”) and a team performance target (“Team Target”). Corporate and Divisional/Company Targets are calculated based on the total CBI and divisional/company operating income, respectively, using the first-in, first-out method of accounting for inventory valuation before any adjustments are made for reserves. Schedule C sets forth the applicable Corporate and Divisional Targets. Participants who are treated as “Covered Employees” under Section 13 will have their incentive compensation calculated based solely on Corporate and Divisional Targets. Individual and Team Targets are calculated based on the performance of a group of employees acting as a team or teams, or individual performance. Individual and Team Targets for a participant shall be determined by the senior officer of the department in which the participant works during the Plan Year.

D.
A participant who has a Corporate Target and one or more other types of targets (i.e., a Divisional Target, Individual Target and/or Team Target) will be assigned a weighting to determine the percentage that each of the targets will contribute towards the participant’s total Award. These weightings are set forth at Schedule D (e.g., the Award for a Vice President of Constellation Brands will be calculated [****] based on the Corporate Target and [****] based on the participant’s Individual Target). The weightings assigned to the Corporate, Divisional, Individual and Team Targets will be referred to as the “Corporate Percentage”, “Divisional Percentage”, “Individual Percentage” and “Team Percentage”, respectively.

E.
A participant’s Award will be calculated by multiplying the participant’s Salary by the appropriate percentage set forth in the Award Schedule (Schedule B) taking into account the participant’s Participation Category and performance level (e.g., threshold, target, maximum, etc.) with respect to the participant’s Corporate Target and multiplying such amount by the participant’s Corporate Percentage. If the actual performance level falls between the designated levels of performance set forth in Schedule B, the percentage by which the participant’s salary is multiplied will be interpolated. For example, if the actual performance level falls half way between the “threshold” and “midpoint” levels, the percentage will be calculated as the average of the percentages for the “threshold” and “midpoint” levels. A similar calculation is performed for the participant’s Divisional, Individual and Team Targets, if any, and the participant’s total Award will be the sum of these calculations.

Example:
Assume an employee of Constellation Brands was listed in Participation Category C, had a Salary of [****],   and achieved the participant’s “threshold” Corporate Target and “maximum” Individual Target. Based on these facts and Schedules B, C and D, the participant’s Award would be [****] (i.e., [****] x [****] x [****] + [****] x [****] x [****]).

F.
In the event a participant changes Participation Categories during a Plan Year, the participant’s Award for that Plan Year, if any, shall be determined separately for each Participation Category that the Participant served in, prorated for the portion of the Plan Year in which the Participant served in the particular Participation Category. The Participant’s Award shall be the sum thereof. For purposes of proration, a participant shall be deemed to have served in the participant’s initial Participation Category for the entire month in which the change occurs if such change occurs on a date other than the first of a month. In the event a participant changes to or from a Participation Category in which Awards are based in part on Divisional, Individual or Team Targets, such targets shall be determined separately for each Participation Category and prorated as above. With respect to the Participation Category from which the participant moved, the participant’s manager shall determine the participant’s progress in meeting the Participant’s Individual and/or Team Targets, if any, and base the determination of individual/team performance thereon.

    Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Example:
Assume a participant from Constellation Brands, Inc. was in Level C for 3 ½ months of the Plan Year, was promoted to Level B for the remainder of the Plan Year, and achieved “target” performance in all categories applicable to each level. The participant’s Award would be calculated in the following manner:

+
[****] x Salary x [****] (target performance) x [****] (Corp. Target)
[****] x Salary x [****] (target performance) x [****] (Individual Target)
[****] x Salary x [****] (target performance) x [****] (Corp. Target)
[****] x Salary x [****] (target performance) x [****] (Individual Target)
TOTAL AWARD

6.	PERFORMANCE TARGETS

A.
Performance measurement criteria will be established for the Plan Year and such criteria will relate to corporate, divisional and/or individual objectives. Performance targets will be established based on the selected criteria. Schedule C sets forth the applicable corporate and divisional performance criteria and targets for the Plan Year.

B.	Schedule B sets forth the Award levels based on the attainment of the Corporate, Divisional, Individual and Team Targets determined in accordance with the criteria and targets set forth in Schedule C.

7.	AWARD ADJUSTMENTS

A.
The Committee may make adjustments in the performance criteria, performance targets, or in the manner in which such items are determined which could affect the Awards, either positively or negatively, provided that such adjustments will only be made for events which by their nature are outside the significant influence of Program participants or which would cause significant unintended effects. In addition, extraordinary occurrences may be excluded or adjustments made when calculating Individual and Team Targets to ensure that the best interests of the Company and its participants are protected and that performance results are consistent with long-term financial and developmental objectives.

B.
There may be additional adjustments to the Awards of a particular participant in order to recognize differing levels of personal performance as assessed after the close of the Plan Year by the Committee.

8.	EFFECT OF MERGER, ACQUISITION, REORGANIZATION, ETC.

A.
If the Company participates during the Plan Year in any material transaction such as a corporate merger, consolidation, acquisition of property or stock, or reorganization that does not result in the termination of this Program, the Committee shall make adjustments to the performance criteria as shall be equitable and appropriate in order to make the criteria, as nearly as practicable, equivalent to the criteria immediately prior to such transaction.

    Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

B.
In the event of a Change of Control, as defined under the Plan, the Plan Year shall end on the date of the Change in Control and the Corporate, Divisional, Individual and Team Targets shall be adjusted to reflect the early termination of the Plan Year. If the Corporate, Divisional, Individual and Team Targets, as adjusted, are deemed satisfied by the Committee, a participant may receive a ratable portion of the Award that would have been paid if the Plan Year had not been terminated early and the Corporate, Divisional, Individual and Team Targets had been satisfied. The ratable portion of the Award shall be determined by multiplying the original Award by a fraction with a numerator equal to the number of months from the first day of the Plan Year to the date of the Change of Control (including any fractional month) and a denominator equal to twelve.

9.	PAYMENT OF AWARDS

The entire Award calculated in accordance herewith shall be payable within thirty (30) days after a final unqualified audit opinion is provided by the Company’s independent public accountants after the end of each Plan Year. Before any Award is paid to a participant, the Committee will certify, in writing, that the applicable performance targets were achieved and the amount of the Award is accurately calculated.

10.	ASSIGNMENT

No right or interest of any Participant in the Program shall be assignable or transferable, or subject to any lien, directly, by operation of law, or otherwise, including levy, garnishment, attachment, pledge or bankruptcy.

11.	EMPLOYMENT RIGHT

The Program shall not confer upon any participant any right to continued employment. The right to dismiss any employee with or without cause or notice is specifically reserved to the Company.

12.	WITHHOLDING FOR TAXES

The Company shall have the right to deduct from all payments under this Program any federal or state taxes or other employment related withholdings required by law to be withheld with respect to such payments.

13.	SPECIAL RULES FOR CERTAIN EXECUTIVES

A.
The Company’s Chief Executive Officer and certain other individuals designated by the Committee (“Covered Employees”) will be subject to special rules to ensure that the Awards granted to such individuals will be treated as qualified “performance-based compensation” under Internal Revenue Code Section 162(m). All provisions of the Program and the Plan shall be interpreted and administered consistently with that intent. The Committee will designate those individuals who are to be treated as “Covered Employees” on Schedules A and A2.

B.	Notwithstanding any provision to the contrary, the following rules will apply to Covered Employees:

(1)
The Committee shall establish Corporate and Divisional Targets for Covered Employees that are tied to one or more of the Performance Criteria set forth in the Plan, and Covered Employees will not receive Awards based on Individual or Team Targets.

(2)
The Committee shall establish a Corporate Target and, if applicable, a Divisional Target for Covered Employees within 90 days of the commencement of the Plan Year. The satisfaction of such targets shall be substantially uncertain at the time they are established.

(3)
The amount of the Award shall be computed under an objective formula and the Committee shall have no discretionary authority to increase the amount of the Award or alter the methodology for calculating the Award, except as permitted by Section 162(m) of the Internal Revenue Code and the regulations promulgated thereunder (e.g., the Committee’s discretionary authority to adjust performance criteria or targets set forth in Section 7 would not apply to Covered Employees).

(4)	The maximum amount a Covered Employee can receive under the Plan for the Plan Year cannot exceed $2 million.

(5)
Before any Award is paid to a Covered Employee, the Committee will certify, in writing, that the Corporate Target and, if applicable, the Divisional Target was achieved and the amount of the Award is accurately calculated.

14.	DEFINITIONS

A.	AWARD

“Award” shall mean the award to a Participant as determined under the Program.

B.	CAUSE

“Cause” means gross negligence or willful misconduct or commission of a felony or an act of moral turpitude determined by the Committee to be detrimental to the best interests of the Company or, such other definition set forth in a written employment agreement with the Company.

C.	THE COMPANY

“The Company” shall mean Constellation Brands, Inc. and its direct and indirect subsidiaries.

D.	DISABILITY

"Disability" means the condition or state that entitles the Participant to compensation continuation payment under the Employer's commercially insured long-term disability plan. The existence of a Disability will be determined by reference to the long-term disability plan in effect at the time that the determination is made and Employees will not have any continued right or expectation that the definition of disability under the long-term disability plan will not change from time to time. Notwithstanding the foregoing, once an Employee is determined to have a Disability, a subsequent change in the long-term disability plan will not serve, in and of itself, to reclassify the Employee as not being Disabled. If the Employer, at any time does not sponsor a commercially insured long-term disability plan, Disability will mean a medically determinable physical or mental impairment that is expected to result in death or to be of long and indefinite duration, and that prevents an individual from engaging in any substantial remunerative activity. The existence of a Disability under this alternative definition will be determined by a medical specialist designated by the Committee. For a physical or mental impairment to be considered a Disability, it must commence directly after a period of active employment with an Employer or Related Business or during a leave of absence approved by an Employer.

E.	PLAN

“Plan” shall mean the Constellation Brands, Inc. Annual Management Incentive Plan.

F.	PLAN YEAR

“Plan Year” shall be the period commencing on March 1, 2005 and ending on February 28, 2006.

G.	RETIREMENT

“Retirement” shall mean a participant’s termination of employment after attaining the age of 60, provided that the participant has 10 years of service prior to termination (a participant’s service with a business the Company acquired through a stock or asset acquisition counts for purposes of the 10 year test).

H.	SALARY

“Salary” shall mean the participant’s actual base compensation earned for the 2006 Fiscal Year. Actual base compensation earned shall be determined exclusive of any other compensation such as stock option income, grants of any kind, bonus awards, etc.

SCHEDULE A

CONSTELLATION BRANDS, INC. ANNUAL MANAGEMENT INCENTIVE PLAN

CORPORATE PARTICIPATION LIST

Participation Category	Title	Participant
[****]	[****]	[****]
	[****]	[****]

[****]	[****]	[****]
	[****]	[****]
	[****]	[****]
	[****]	[****]
	[****]	[****]
	[****]	[****]

[****]	[****]	[****]
	[****]	[****]
	[****]	[****]
	[****]	[****]
	[****]	[****]
	[****]	[****]
	[****]	[****]
	[****]	[****]
	[****]	[****]
	[****]	[****]
	[****]	[****]
	[****]	[****]

[****]	[****]	[****]
	[****]	[****]
	[****]	[****]
	[****]	[****]
	[****]	[****]
	[****]	[****]
	[****]	[****]
	[****]	[****]
	[****]	[****]
	[****]	[****]
	[****]	[****]
	[****]	[****]
	[****]	[****]

  Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

SCHEDULE A2

CONSTELLATION BRANDS, INC.
ANNUAL MANAGEMENT INCENTIVE PLAN

PARTICIPATION LIST

[****], [****], [****], [****], [****], [****], [****]

Participation Category	Title	Participant
[****]	[****]	[****]
	[****]	[****]
	[****]	[****]
	[****]	[****]
	[****]	[****]
	[****]	[****]
	[****]	[****]

[****]	[****]	[****]
	[****]	[****]
	[****]	[****]
[****]
	[****]	[****]

[****]	[****]	[****]
	[****]	[****]
	[****]	[****]
	[****]	[****]
	[****]	[****]
	[****]	[****]
	[****]	[****]
	[****]	[****]

	[****]	[****]
	[****]	[****]
	[****]	[****]
	[****]	[****]
	[****]	[****]
	[****]	[****]
	[****]	[****]
	[****]	[****]
	[****]	[****]
	[****]	[****]

  Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

[****]	[****]
[****]	[****]
[****]	[****]

[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]

[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]

[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]

Additional Participants include the [**

    **]

  Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

SCHEDULE B

AWARD SCHEDULE

[****]

Participation Category	Threshold	Midpoint	Target	Midpoint	Maximum
A2	[****]	[****]	[****]	[****]	[****]
A1	[****]	[****]	[****]	[****]	[****]
A	[****]	[****]	[****]	[****]	[****]
B	[****]	[****]	[****]	[****]	[****]
C1	[****]	[****]	[****]	[****]	[****]

[****], [****], [****], [****], [****], [****], [****]

Participation Category	Threshold	Midpoint	Target	Midpoint	Maximum
A	[****]	[****]	[****]	[****]	[****]
B1	[****]	[****]	[****]	[****]	[****]
B	[****]	[****]	[****]	[****]	[****]
C	[****]	[****]	[****]	[****]	[****]

  Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

SCHEDULE C

PERFORMANCE SCHEDULE*
(000’s)
Performance based on Operating Income*

[****]

0.25X	0.50X	1.00X	1.50X	2.00X
[****]	[****]	[****]	[****]	[****]

[****]

0.25X	0.50X	1.00X	1.50X	2.00X
[****]	[****]	[****]	[****]	[****]

[****]
0.25X	0.50X	1.00X	1.50X	2.00X
[****]	[****]	[****]	[****]	[****]

[****]

0.25X	0.50X	1.00X	1.50X	2.00X
[****]	[****]	[****]	[****]	[****]

[****]

0.25X	0.50X	1.00X	1.50X	2.00X
[****]	[****]	[****]	[****]	[****]

[****]

0.25X	0.50X	1.00X	1.50X	2.00X
[****]	[****]	[****]	[****]	[****]

[****]

0.25X	0.50X	1.00X	1.50X	2.00X
[****]	[****]	[****]	[****]	[****]

[****]

0.25X	0.50X	1.00X	1.50X	2.00X
[****]	[****]	[****]	[****]	[****]

    Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

[****]

0.25X	0.50X	1.00X	1.50X	2.00X
[****]	[****]	[****]	[****]	[****]

*
The measure of “operating income” for purposes hereof shall be operating income determined using the first-in, first-out method of accounting for inventory valuation before any adjustments are made for reserves. “Operating Income” is measured based on the Company’s performance for the period from March 1, 2005 through February 28, 2006.

      Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

SCHEDULE D

WEIGHTINGS FOR CORPORATE, DIVISIONAL/COMPANY, INDIVIDUAL AND
TEAM TARGETS

Corporate/CBI	Corporate FIFO Operating Income	Individual
Chairman/CEO	[****]	[****]
President/COO	[****]	[****]
EVP	[****]	[****]
SVP	[****]	[****]
VP	[****]	[****]

Division/Company	Corporate FIFO Operating Income	Divisional FIFO Operating Income/Other
CEO/President	[****]	[****]
EVP	[****]	[****]
SVP	[****]	[****]
VP	[****]	[****]

      Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.